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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 18, 2000


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust


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             Maryland                1-12514               84-1246585
         (State or Other           (Commission            (IRS Employer
         Jurisdiction of           File Number)        Identification No.)
          Incorporation)
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                         200 Four Falls Corporate Center
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (484) 530-1800
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ITEM 5.           OTHER EVENTS

                  On January 18, 2000, we completed an issuance of an aggregate of 33,545 common shares, par value $.001 per share, under our existing shelf registration statement (Registration No. 333-58971) to David F. McBride (Chairman of our Board of Trustees and one of our principal shareholders) and various members of the McBride family including Antoinette McBride, Timothy B. McBride, Mary V. DeKorte, Joan H. McBride, Terence
                  A. McBride, Michael X. McBride, Mark J. McBride, Sheila McBride James, J. Nevins McBride, Jr., W. Peter McBride, Kathryn Kruckel and Moira Murphy. Each of the purchasers purchased their shares pursuant to a Subscription Agreement dated January 18, 2000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

      (c)         EXHIBITS

                  EXHIBIT NO.

                  5.1      Opinion of Piper Marbury Rudnick & Wolfe LLP

                  23.1 Consent of Piper Marbury Rudnick & Wolfe LLP (included as part of Exhibit 5.1)

                  99.1 Form of Subscription Agreement by and among Keystone Property Trust, David F. McBride, Antoinette McBride, Timothy B. McBride, Mary V. DeKorte, Joan H. McBride, Terence A. McBride, Michael X. McBride, Mark J. McBride, Sheila McBride James, J. Nevins McBride, Jr., W. Peter McBride, Kathryn Kruckel and Moira Murphy.

                  99.2 Form of Registration Rights Agreement between Keystone Property Trust and David F. McBride.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     KEYSTONE PROPERTY TRUST


Date: January __, 2000               By_________________________________________
                                       Timothy A. Peterson
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary